RETIREMENT BENEFIT PLANS (Net Periodic Benefit Costs for Defined Benefit Pension Plans) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Defined Benefit Pension Plans and Defined Benefit Postretirement Plans Disclosure [Abstract]
Service cost	$ 0	$ 0	$ 26
Interest cost	556	582	650
Expected return on plan assets	(407)	(392)	(589)
Recognized net actuarial loss	2	0	0
Net period benefit cost	$ 151	$ 190	$ 87